                                                                    Exhibit 10.1

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the 6 day of February, 1998 by and among PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership (the "Seller"), PRENTISS PROPERTIES TRUST, a Maryland real estate investment trust ("the Company"), PRENTISS PROPERTIES I, INC., a Delaware corporation and sole general partner of the Seller (the "General Partner"), and the limited partners listed on Exhibit "A" hereto (the "Limited Partners"). The Limited Partners and their permitted transferees and assignees are herein referred to individually as a "Holder" and collectively, as "Holders".

                               R E C I T A L S :
                               - - - - - - - -

          WHEREAS, pursuant to the Second Amended and Restated Agreement of Limited Seller of Buyer Seller of Prentiss Properties Acquisition Partners, L.P., dated as of October 22, 1996 (the "Partnership Agreement"), the Limited Partners have contributed to the capital of the Seller interests in certain assets in exchange for the Units of limited partnership interest in the Seller as set forth on Exhibit "A" hereto (the "Seller Units");

          WHEREAS, the parties hereto desire to set forth certain rights of the Limited Partners as holders of the Seller Units;

          NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          Capitalized terms not otherwise defined when first used herein shall have the meanings set forth in the Partnership Agreement.

                                  ARTICLE II
                              SHELF REGISTRATION
                              ------------------

          2.1. Shelf Registration. The Company agrees to file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act, or similar rule that may be adopted by the Commission (the "Shelf Registration"), at a time and in a manner reasonably designed to cause the Shelf Registration to be declared effective by the Commission on or about the first anniversary of the date of this Agreement, with respect to the issuance by the Company of at least the number of REIT Shares issuable to the Limited Partners upon redemption of the Seller

Units (the "Exchange Shares"). The Company will use its reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably possible after filing. The Company will use its reasonable efforts to keep the Shelf Registration continuously effective until the earlier of (a) the date when all of the Exchange Shares covered thereby are issued or sold thereunder, (b) the date on which all Limited Partners then holding Seller Units agree to the withdrawal of the Registration Statement or (c) the first date on which all of the Exchange Shares covered thereby could, in the opinion of counsel for the Company, be sold in any three month period pursuant to Rule 144 under the Securities Act or any successor rule thereto (the "Shelf Registration Period"). The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. In addition, the Company agrees to file any additional Shelf Registration as may be necessary from time to time to register additional Exchange Shares issuable as a result of any change in the Conversion Ratio. No provision of this Article II shall require the Company to file a registration statement on any form other than Form S-3 or a successor form thereto.

          2.2.   Registration and Qualification Procedures.  The Company will:

                 (a) use its reasonable efforts to cause the Shelf Registration to be declared effective by the Commission as soon after filing as reasonably possible;

                 (b) use its reasonable efforts to keep the Shelf Registration effective and the related prospectus current throughout the Shelf Registration Period;

                 (c) furnish to each Limited Partner such numbers of copies of the relevant prospectuses, and supplements or amendments thereto, and such other related documents as they may reasonably request; and

                 (d) use its reasonable efforts to register or qualify the securities covered by the Shelf Registration under applicable state securities or blue sky laws; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any jurisdiction in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities.

          2.3. Allocation of Expenses. The Seller or the Company shall pay all expenses in connection with the Shelf Registration, including, without limitation (a) Commission registration fees, (b) printing expenses, (c) accounting and legal fees and expenses for the Company and the Seller (but not the fees and expenses of any accountant or attorney engaged by any Limited Partner) and (d) expenses of complying with applicable securities or blue sky laws in connection with the Shelf Registration; provided, however, neither the Seller nor the Company shall be liable for (i) any discounts or commissions to any broker attributable to any sale of Exchange Shares, or (ii) any fees or expenses incurred by holders of Exchange Shares in connection with such registration which, according to the written instructions of any regulatory authority, the Seller or the Company is not permitted to pay.

          2.4. Indemnification. In connection with the Shelf Registration, the Company, the General Partner, and the Seller agree to indemnify holders of Seller Units and Exchange Shares in accordance with the provisions of Article III hereof.

                                  ARTICLE III
                                INDEMNIFICATION
                                ---------------

          3.1. Indemnification by the Company, the General Partner, and the Seller. The Company, the General Partner, and the Seller agree to indemnify and hold harmless the Limited Partners, the directors and officers of any corporate Limited Partner, and each Person (if any) who controls a corporate Limited Partner within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon third party claims arising out of or attributable to (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed hereunder to register the Exchange Shares or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Exchange Shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in any final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 3.1 shall not apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Limited Partners specifically for use in connection with preparation of any registration statement, any preliminary prospectus or final prospectus contained in any registration statement, any such amendment or supplement thereto or any Blue Sky Filing.

          3.2.   Indemnification Procedures.

          Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained herein, notify the indemnifying party in writing of the commencement thereof.

          The omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification hereunder (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

          In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.

          The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

          The indemnity agreements contained herein shall be in addition to any liabilities which the indemnifying party may have pursuant to law.

          3.3. Contribution. If for any reason the indemnification provisions contemplated herein are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to therein, then the party that otherwise would be required to provide indemnification or the indemnifying party (in either case, for purposes of this section, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and Opportunity Unit to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE IV
                                    GENERAL
                                    -------

          4.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, or sent prepaid by international courier, to the Limited Partners at their addresses as set forth on the books of the Seller. Notices to the Company, the Seller and the General Partner shall be delivered at or mailed to Prentiss Properties I, Inc., 3980 West Northwest Highway, Suite 400, Dallas, Texas 75220, Attention: Office of the President.
The Company, the Seller and the General Partner may specify a different address by written notice to the Limited Partners. Any Limited Partners may specify a different address by written notice to the Company. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when delivered by hand or confirmed by facsimile transmission, or, in the case of delivery by courier, when actually delivered to the address of the intended recipient.

          4.2. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          4.3. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

          4.4. Headings. The article and section headings in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article or section.

          4.5. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

          4.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          4.7. Assignment and Confirmation. This Agreement may be assigned by a Limited Partner only upon the written consent of the Company. It shall be a condition to any Person succeeding to the rights of a Limited Partner as permitted herein that such Person, if requested by the Company, execute a counterpart to this Agreement and become a party hereto.

          4.8. Amendment. This Agreement may be amended by written agreement executed by the Company, the General Partner, the Seller and each Limited Partner to be bound thereby.

          4.9. Authority; Binding Effect. Each party hereto represents and warrants to the other parties that it has the full legal right, power and authority to execute this Agreement, that this Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

          4.10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.

          4.11. Application of Agreement. This Agreement shall apply only to the Seller Units listed on Exhibit "A" and the Exchange Shares issuable in respect thereof.

          4.12.  Lock Up.  If any Limited Partner desires to sell, in any thirty
(30) day period, more than fifty percent (50%) of the total number of Exchange Shares that such Limited Partner is entitled to receive, then such Limited Partner shall provide written notice of such intention to the Company prior to selling any Exchange Shares. The Limited Partners agree that the certificates representing any Exchange Shares may bear a legend referring to the foregoing restriction.

          IN WITNESS WHEREOF, each party has duly executed this Agreement as of the day and year first above written.

                          PRENTISS PROPERTIES TRUST,
                          a Maryland real estate investment trust

                          By: /s/ DAVID L. ROBERTSON
                              --------------------------------------------------
                              Name: DAVID L. ROBERTSON
                                    --------------------------------------------
                              Title: SVP
                                     -------------------------------------------


                          By:
                              --------------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------


                            [SIGNATURES CONTINUED]

                        PRENTISS PROPERTIES
                        PARTNERS, L.P.

                        By:   PRENTISS PROPERTIES I, INC.,
                              its general partner


                        By:  /s/ DAVID G. ROBERTSON
                           ----------------------------------------------
                           Name:  David G. Robertson
                                  ---------------------------------------
                           Title: SVP
                                  ---------------------------------------


                        LIMITED PARTNERS

                        NEWPORT NATIONAL CORPORATION,
                        a California Corporation


                        By:  /s/ SCOTT R. BRUSSEAU
                           ----------------------------------------------
                           Scott R. Brusseau, President


                        By:  /s/ JEFFRY A. BRUSSEAU
                           ----------------------------------------------
                           Jeffry A. Brusseau, Secretary


                        /s/ F.M. BRUSSEAU
                        -------------------------------------------------
                        F.M. Brusseau, Trustee of the F.M. (Bruce)
                        Brusseau Trust, established September 17, 1985


                        /s/ SCOTT R. BRUSSEAU
                        -------------------------------------------------
                        Scott R. Brusseau


                        /s/ JEFFRY A. BRUSSEAU
                        -------------------------------------------------
                        Jeffry A. Brusseau


                        ELLIOT INVESTMENT COMPANY,
                        a California limited partnership


                        By:  /s/ ROBERT A. ELLIOTT
                           ----------------------------------------------
                           Robert A. Elliott
                           General Partner


                        /s/ D. KENT DAHLKE
                        -------------------------------------------------
                        D. Kent Dahlke

                                 EXHIBIT A TO
                         REGISTRATION RIGHTS AGREEMENT
                           LIMITED PARTNERSHIP UNITS
                           -------------------------


                Limited Partner                         Units
                --------------                          -----

                Newport National Corporation            36,366
                The F.M. (Bruce) Brusseau Trust         16,735
                Scott R. Brusseau                       15,049
                Jeffry A. Brusseau                      13,962
                Elliott Investment Company               9,514
                D. Kent Dahlke                             632


                GRAND TOTAL UNITS                       92,258
                                                        ======














                                  EXHIBIT "A"
                                  -----------

                                 EXHIBIT B TO
                         REGISTRATION RIGHTS AGREEMENT
                    NOTICE OF EXERCISE OF REDEMPTION RIGHT
                    --------------------------------------

          The undersigned hereby irrevocably (i) presents for redemption _______ Units of limited partnership interest ("Units") in Prentiss Properties Acquisition Partners, L.P. (the "Seller") in accordance with the terms of the Registration Rights Agreement, dated ______________________, 1998 ("Agreement") and the "Exchange Right" referred to in Section 8.05 of the Second Amended and Restated Agreement of Limited Partnership of the Seller (the "Partnership"),
(ii) surrenders such Units and all right, title and interest therein, (iii) surrenders herewith any certificate or other writing evidencing the Units (and requests that any Units so evidenced that are not redeemed be evidenced by the issuance of a new certificate or writing) and (iv) directs that the "Cash Amount" or "REIT Shares Amount" (as determined by the General Partner), as defined in the Agreement, deliverable upon exercise of the Redemption Rights be delivered to the address specified below, and if REIT Shares are to be delivered, such Company Shares be registered or placed in the name(s) and at the address(es) specified below.

     Dated:                             Name of Limited Partner:
            ------------------
                                        ----------------------------------------

                                        ----------------------------------------
                                        (Signature of Limited Partner)

                                        (Mailing Address)

                                        ----------------------------------------

                                        ----------------------------------------
                                        (City)      (State)      (Zip Code)

                                        Signature Guaranteed by:

                                        ----------------------------------------

                                        If REIT Shares are to be issued, issue
                                        to:

                                        ----------------------------------------

                                        Please insert social security or
                                        identifying number:

                                        ----------------------------------------


                                  EXHIBIT "B"
                                  -----------